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                                    [LOGO]

                                PROMISSORY NOTE

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   PRINCIPAL     LOAN DATE     MATURITY     LOAN NO     CALL     COLLATERAL     ACCOUNT     OFFICER     INITIALS
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
$2,000,000.00   03-30-1999    04-02-2004   200311600                                           KB     /s/[ILLEGIBLE]
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  References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

BORROWER:  PHYSIOLOGIC REPS,                   LENDER:  SANTA MONICA BANK
           A CALIFORNIA CORPORATION                     LOAN SERVICING CENTER
           (TIN: 95-2846224)                            1231 4TH STREET
           932 GRAND CENTRAL AVENUE                     SANTA MONICA, CA 90401
           GLENDALE, CA 91201

===============================================================================

PRINCIPAL AMOUNT: $2,000,000.00                     DATE OF NOTE: MARCH 30,1999
                               INITIAL RATE: 9.000%

PROMISE TO PAY. PHYSIOLOGIC REPS, A CALIFORNIA CORPORATION ("BORROWER") PROMISES TO PAY TO SANTA MONICA BANK ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF TWO MILLION & 00/100 DOLLARS ($2,000,000.00), TOGETHER WITH INTEREST ON THE UNPAID PRINCIPAL BALANCE FROM MARCH 30, 1999, UNTIL PAID IN FULL.

PAYMENT. SUBJECT TO ANY PAYMENT CHANGES RESULTING FROM CHANGES IN THE INDEX, BORROWER WILL PAY THIS LOAN IN 59 PRINCIPAL PAYMENTS OF $33,333.33 EACH
AND ONE FINAL PRINCIPAL AND INTEREST PAYMENT OF $33,591.86. BORROWER'S FIRST PRINCIPAL PAYMENT IS DUE MAY 2, 1999, AND ALL SUBSEQUENT PRINCIPAL PAYMENTS ARE DUE ON THE SAME DAY OF EACH MONTH AFTER THAT. IN ADDITION, BORROWER WILL PAY REGULAR MONTHLY PAYMENTS OF ALL ACCRUED UNPAID INTEREST DUE AS OF EACH PAYMENT DATE. BORROWER'S FIRST INTEREST PAYMENT IS DUE MAY 2, 1999, AND ALL SUBSEQUENT INTEREST PAYMENTS ARE DUE ON THE SAME DAY OF EACH MONTH AFTER THAT. BORROWER'S FINAL PAYMENT DUE APRIL 2, 2004, WILL BE FOR ALL PRINCIPAL AND ACCRUED INTEREST NOT YET PAID. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the Prime rate as published in the Wall Street Journal. When a range of rates has been published, the higher of the rates will be used (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each DAY. THE INDEX CURRENTLY IS 7.750%. THE INTEREST RATE TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THIS NOTE WILL BE AT A RATE OF 1.250 PERCENTAGE POINTS OVER THE INDEX, RESULTING IN AN INITIAL RATE OF 9.000%. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT; MINIMUM INTEREST CHARGE. In any event, even upon full prepayment of this Note, Borrower understands that Lender is entitled TO A MINIMUM INTEREST CHARGE OF $50.00. Other than Borrower's obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of THE amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, they will reduce the principal balance due and may result in Borrower making fewer payments.

LATE CHARGE. If a payment is 15 DAYS OR MORE LATE, BORROWER WILL BE CHARGED 5.000% OF THE REGULARLY SCHEDULED PAYMENT OR $5.00, WHICHEVER IS GREATER.

DEFAULT. Borrower will be in default if any of THE following happens: (a) Borrower fails to make any payment within five (5) days after receipt of notice that such payment has not been made by Borrower. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially effect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents beyond the cure period in those periods. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender, (g) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (h) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon Borrower's failure to pay all amounts declared due pursuant to this section, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the variable interest rate on this Note to 5.00 percentage points over the index. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender the reasonable costs of such collection effort. This includeS, subject tO any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law. THIS NOTE HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF CALIFORNIA. IF THERE IS A LAWSUIT, BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF LOS ANGELES COUNTY, THE STATE OF CALIFORNIA. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

RIGHT OF SETOFF. Borrower grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or offset all sums owing on this Note against any and all such accounts.

03-30-1999                      PROMISSORY NOTE                          PAGE 2
LOAN NO 200311600                 (CONTINUED)
===============================================================================

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS
OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

PHYSIOLOGIC REPS, A CALIFORNIA CORPORATION

BY: /s/ GREGORY BONNIFIELD
    -----------------------------
    GREGORY BONNIFIELD, PRESIDENT